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                                   EXHIBIT  11(a)
                  CONSENT OF KRAMER, LEVIN, NAFTALIS, NESSEN,
                   KAMIN & FRANKEL, COUNSEL FOR THE REGISTRANT

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                                   New York, New York

                                    March 29, 1996



Trans Adviser Funds, Inc.
P.O. Box 90001
Bowling Green, Kentucky 42102-9001

          Re:  Trans Adviser Funds, Inc.
               -------------------------

Gentlemen:

          We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 1 to Registration Statement on Form N-1A.

                                   Very truly yours,




                                   /s/ Kramer, Levin, Naftalis, Nessen, Kamin &
                                   Frankel